Triad Hospitals, Inc.

UBS Conference Presentation

February 3, 2003

This presentation contains forward-looking statements based on current management expectations. Numerous factors, including those related to market conditions and those detailed from time-to-time in the Company's filings with the Securities and Exchange Commission, may cause results to differ materially from those anticipated in the forward-looking statements. Many of the factors that will determine the Company's future results are beyond the ability of the Company to control or predict. These statements are subject to risks and uncertainties and, therefore, actual results may differ materially. Readers should not place undue reliance on forward-looking statements, which reflect management's views only as of the date hereof. The Company undertakes no obligation to revise or update any forward-looking statements, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. All references to "Company", "Triad", and "Triad Hospitals, Inc." as used throughout this presentation refer to Triad Hospitals, Inc. and its affiliates.

Contents

- Growth Strategy
- Response to UBS
- Questions

Triad's Current Profile

49 Hospitals (Including 1 Under Construction)
14 Ambulatory Surgery Centers
Small Cities & Selected Urban Markets
17 States – West, South, Midwest U.S.
> 95% of Consolidated EBITDA

Management & Consulting Subsidiary (QHR)
200+ Rural & Small City Hospitals
40+ States – Nationwide
< 5% of Consolidated EBITDA

$4+ Billion Assets, $3.5+ Billion Revenues, $0.5+ Billion EBITDA

Triad HOSPITALS, INC.

Unique Strategy for Growth

Component	Execution		Growth
Operations	Physician Relations	"PLGs" 	Volume Rate Margin Mission
	Community Relations	Trustees 	
	Nursing Relations	"NLGs" 	
Capital	Expansion – Existing Markets		Expansion
	Development – New Markets		
Not-for-Profit Partnership	Management & Consulting		External Growth
	Preferred Capital Partner		

Physician Relations Strategy

- Physician Leadership Groups – "PLGs"

  - Local PLG at each hospital
  - National PLG President on Triad Board (ex officio)
  - Members are key and influential physicians
  - Participants include Hospital and Corporate Management
  - PLGs facilitate robust dialogue, create mutual benefit
  - Physician Relations position Triad for external growth



Triad

Community Relations Strategy

- Local Boards of Trustees

  - Community leaders

  - Local-issues governance authority



Triad

Nursing Relations Strategy

- Nursing Leadership Group – "NLG"

  - Led by hospitals' Chief Nursing Officers

  - Local "grass roots" initiatives

  - National "best practices" applications



Triad

Capital Strategy

- Internal Expansion – Past & Future
- External Development – Future
  - Several Hospitals Per Year
  - Mostly Development, Less Acquisition
  - Focus on Not-for-Profit Partnerships



$

Financial Return Criterion:
ROI > Hurdle Rate > WACC.

Triad

Not-for-Profit Partnership Strategy

- **Contract Management & Consulting (QHR)**

  Contract management for 200 Not-for-Profit hospitals

  Consulting and education to hospitals

  Specialized consulting to hospitals in distress

- **Capital Partnership**

  Partner with Not-for-Profits – investment, development, acquisition

  Most U.S. hospitals are Not-for-Profits

  - Many have limited access to capital

    - Selling is often least attractive option

  Triad's Operations Strategy = Unique Appeal to Not-for-Profit partners

Triad

Sources of Growth

■ Operations ■ Expansion	} Internal (Past & Future)
■ Development ■ Not-For-Profit Partnerships	} External (Future)

Triad

Growth from Operations

EBITDA Margin


25%
23%
21%
19%
17%
15%
13%
11%
9%
7%
15.4%
15.8%
16.8%
18.5%
19.6%
20.4%
22.3%
22.9%
TRI
UHS
CYH
PRV
HCA
THC
LPNT
HMA

Triad has improved its EBITDA margin by 6% since 1998.
Triad expects continued margin improvement.

Data is for twelve months ended 9/30/02 for TRI, UHS, CYH, PRV, HCA, LPNT and HMA, and for twelve months ended 8/31/02 for THC. EBITDAR is used for UHS.
Source: Company reports.

Triad

Growth from Capital

Capital Expenditures, 2001-2003E (millions)



$800
$600
$400
$200
$0
$260
$607
$90
Maintenance
Expansion
Development

Internal Expansion: Past & Future.
External Development: Future.

Triad

Growth from Capital

Capital Expenditures, 2001-2003E (millions)



$400
$300
$200
$100
$0
2001
2002E
2003E
Maintenance
Expansion & Development

Expansion & Development ROIC > Hurdle Rate > WACC.

Current management estimates, subject to change.

Growth from Capital

Developments

Hospital	Summary
MountainView Regional (Las Cruces, NM)	New $67 mm, 112/172-bed hospital, opened 8/02 Stem outmigration to El Paso, TX Owned and managed by Triad
Mesa View Regional (Mesquite, NV)	New $30 mm, 30-bed hospital to open 2004 Stem outmigration to St. George, UT and Las Vegas Owned by Triad/managed by QHR

Triad

Growth from Capital

Potential Developments

Hospital	Summary
Fairmont, WV	Selected by community Sole community provider in CON state Currently managed by QHR Lease hospital, then build replacement hospital Triad would own and manage

Growth from Capital

Potential Developments with Not-for-Profit Partners

Hospital	Summary
Eugene/Springfield, OR	Not-for-Profit Partnership with local hospital Triad majority partner, with shared governance JV to own existing hospital & build replacement
Palmer, AK	Not-for-Profit Partnership with local hospital Triad majority partner, with shared governance JV to own existing hospital & build replacement
Erwin, NC	Not-for-Profit Partnership Triad majority partner, with shared governance Currently managed by QHR Lease hospital … then build replacement hospital QHR would manage daily operations

Triad

Growth in Earnings Per Share



$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
($0.50)
($1.00)
$(0.74)
+73%
$(0.20)
+135%
$0.27
+137%
$0.64
+180%
$1.78-1.80
+20%
$2.08-2.20
+20%
$2.46-2.70
1998
1999
2000
2001
2002E
2003E
2004E

• Company has not changed its earnings guidance since October 22, 2002.
•Company policy is to update guidance if it becomes aware of a material change, even in a Quiet Period.
•Company is currently in its customary Quiet Period prior to quarterly earnings release on 2/24/03.

As reported in earnings and other releases. Sum of the quarters for 1998-2001. 2001 is from continuing operations, excludes special items, and reflects the pro forma impact of preliminary appraisals and purchase price allocations.

Triad

Sources of Growth

- Operations
- Expansion
- Development
- Not-For-Profit Partnerships

Operations, Expansion: Internal (Past & Future)

Development, Not-For-Profit Partnerships: External (Future)

Triad

Response to UBS

- UBS recently published a new research report on Triad
- We respectfully disagree with UBS's:
  - Projected Growth
    - *Sources of Growth*
    - *Strategy for Growth*
    - *Historic ROIC Impact*
    - *Access to Capital for Growth*
    - *Capital Expenditure Contribution*
  - Valuation
    - *Cost of Capital*
- We appreciate the opportunity to present our case



Triad

Sources of Growth

UBS: "Our long-term growth forecast is being cut from 15% to 12%, which assumes a less aggressive acquisition pace, primarily."

Triad: We expect our earnings to grow at a higher rate.

Growth will come from operations, internal expansion and (in the future) external development.

External growth will come more from development, not acquisitions.

Triad

Strategy for Growth

UBS: "Company's business model [is one] of physician recruitment."

Triad: Core strategy is Physician Relations – not recruitment.

Physician Relations reinforce our unique opportunity for growth through development and Not-for-Profit Partnerships.

Physician Relations position Triad for long-term growth.

Triad

Historic ROIC Impact

UBS: "Our concern with Triad is that with a sector low ROIC profile and a less robust balance sheet that its ability to grow may be the most hindered in this more difficult environment."

Triad: Historic ROIC has no impact on our future ability to grow.

It is largely a function of assets given to Triad at spin-off in 1999.

ROIC grew steadily from negative in 1998 to 5.0-9.5% in 2002 [(1)].

We expect ROIC to grow further.

(1) Source: Estimates of multiple securities firms (1/03).

ROIC from Capital Investment

- Every Triad Project must either:

  - Generate Positive NPV or be necessary for Maintenance.

- For each non-maintenance Project...

  - Triad performs Discounted Cash Flow (DCF) Analysis...

  - Discounting projected Free Cash Flows (FCF)...

  - At an appropriate Hurdle Rate for that Project...

    - Hurdle Rate is significantly higher than WACC

  - To ensure a Positive Net Present Value (NPV).

Capital Should Increase Future ROIC.

Triad

Access to Capital for Growth

UBS: "… the volatility in the group over the past six months has prevented… TRI from issuing paper to finance growth or improve [its balance sheet]."

Triad: We have not approached the market in past six months.

We have no near-term need for capital.

We have good access to capital to finance long-term growth.

Triad

Access to Capital: Examples of Unsolicited Quotes

Date	Opportunity	Indicative Rates	Indicative Amounts
May 2002	Convertible Debt	2.75% - 4.75%	$200-400MM
May 2002	Sr. Sub. Notes	7.875% - 8.125%	$300-500MM
June 2002	Sr. Sub. Notes	7.75% - 8.0%	$250MM
July 2002	Convertible Debt	2.25% - 4.5%	$250MM
September 2002	Convertible Debt	2.25% - 4.5%	$200-250MM
October 2002	Convertible Debt	3.5% - 6.0%	$300MM
January 2003	Sr. Sub. Notes	7.5% area	$200MM

Banks have offered "bought" or "backstopped" deals.

These are unsolicited quotes and financing opportunities available to Triad from multiple potential underwriters. They are shown to illustrate Triad's access to the capital markets. Triad does not currently have any plans to access the capital markets.

Triad

Access To Capital: Bond Trading History

Yield to Worst (Lower is Better)


15%
14%
13%
12%
11%
10%
9%
8%
7%
6%
Market
TRI 11% Sr. Sub. Notes
1/6/00
7/4/00
12/31/00
6/29/01
12/26/01
6/24/02
12/21/02

Source: Securities firm. Market is securities firm's High Yield Index.

Triad

Access to Capital: Linked to Strategy


Quality
Mission/Value
Performance
Capital

Creating an "Upward Spiral"

Capital Expenditure Contribution

UBS: Model assumes Capital Expenditures add no Volume, Cash Flow.

CapEx of about $300 million per year…yet only 2.3% Volume Growth.

Triad: Most Capital Expenditures are for Expansion & Development.

Expansion, Development should add incremental Volume, Cash Flow.

Expansion, Development should generate Return > Hurdle > WACC.

Valuation: Cost of Capital

	Cost of Debt	Cost of Equity	Weighted Average Cost of Capital
UBS	9% (Pretax) 5.4% (After-Tax)	18.5%	12.6%
Others [1]	7.6% (Pretax) 4.6% (After-tax)	10.3%	8.0%

[1] Source: Sampling of multiple securities firms (January 2003). These estimates do not represent the views or opinions of Triad. Triad does not endorse the views or opinions on this slide.

Triad

Sensitivity of Target Price to Cost of Capital



Implied Target Price
$200
$175
$150
$125
$100
$75
$50
$25
$0
$23
$37
$50
$70
$104
$176
12.6%
11.0%
10.0%
9.0%
8.0%
7.0%
Weighted Average Cost of Capital (WACC)

Method: Using UBS's cash flows and growth rates (unchanged), Triad mechanically input different WACC assumptions into UBS's Discounted Cash Flow valuation model for Triad. No other changes were made to the model. This slide does not represent the views or opinions of Triad. Triad does not endorse the views or opinions on this slide.

Triad

Recap of Response to UBS

■ **Projected Growth**	**Higher**
Sources of Growth	**From Ops, Internal Expansion, External Development**
Strategy for Growth	**Physician Relations (not Recruitment)** **Reinforces External Growth**
Historic ROIC Impact	**Does not restrict Future Value or Access to Capital** **Expected to grow**
Access to Capital	**Good**
Capital Expenditure	**Contributes Volume, Cash Flows** **Generates Returns > WACC**
■ **Valuation**	**Lower Cost of Capital**



Our Past, Present & Future Outlook

1999 - 2000	2001	2002 & Beyond
Spin-Off	Acquisition	Operating Performance
Culture	Integration	Capital Reinvestment
Strategy		External Developments
Portfolio		Not-For-Profit Partnerships
Balance Sheet		Balance Sheet
Performance Start		Growth

Triad
HOSPITALS, INC.

Questions

Triad
HOSPITALS, INC.

UBS Conference Presentation

February 3, 2003